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                                                                EXHIBIT 10.7



                            INDEMNIFICATION AGREEMENT

                  This INDEMNIFICATION AGREEMENT is made as of the ___ day of ________ 1998 by and between Omega Worldwide, Inc., a Maryland corporation (the "Corporation"), and the undersigned (the"Indemnitee" and, together with other persons who may execute similar agreements, the "Indemnitees").

                  The Indemnitee currently is and in the future may be serving in one or more capacities as a directoror officer of the Corporation or, at the request of the Corporation, as a director, officer, employee, agent, fiduciary, or trustee of, or in a similar capacity for, another foreign ordomestic corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, or other entity, and in so doing is and will be performing a valuable service to or on behalf of the Corporation. The Board of Directors of the Corporation has determined that, in order to attract and retain qualified individuals as directors and officers, the Corporation will supplement the Corporation's liability insurance for officers and directors and the protection provided by the Corporation's By-Laws by providing the contractual assurances herein contained. The Indemnitee is willing to continue to serve and to undertake such additional duties and responsibilities for and on behalf of the Corporation as may be agreed to on the condition that [he] [she] be indemnified contractually by the Corporation. As an inducement to the Indemnitee to continue to serve the Corporation, and in consideration for such continued service, the Corporation has therefore agreed to indemnify the Indemnitee and to advance certain expenses upon the terms set forth herein.

                  In   consideration   of  the  promises  and  mutual  covenants
contained herein, and intending to be legally bound hereby, the Corporation and the Indemnitee agree as follows:

         1.       Indemnification

                  (a) Except as provided in Sections 3 and 5 hereof, the Corporation shall indemnify the Indemnitee to the full extent permitted by Maryland law against any Liability incurred by or assessed against the Indemnitee in connection with any Proceeding in which the Indemnitee may be involved, as a party, a witness or otherwise, by reason of the fact that the Indemnitee is or was serving in any Official Capacity held now or in the future, including, without limitation, any Liability resulting from actual or alleged breach or neglect of duty, error, misstatement, misleading statement, omission, negligence, act giving rise to strict or product liability, act giving rise to liability for environmental contamination, or other act or omission, whether occurring prior to or after the date of this Agreement. As used in this
Agreement:

                  (1) "Liability" means any damage, judgment, amount paid in settlement, fine, penalty, punitive damage or expense of any nature (including attorney's fees and expenses);

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                  (2) "Proceeding"  means any threatened,  pending,  or
completed action, suit, appeal, arbitration, or other proceeding of any nature, whether civil, criminal, administrative, or investigative, whether formal or informal, and whether brought by or in the right of the Corporation, a class of its security holders, or any other party; and

                  (3) "Official Capacity" means service to the Corporation as director or officer or, at the request of the Corporation, as a director, officer, employee, agent, fiduciary, or trustee of, or in a similar capacity for, another foreign or domestic corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan (including a plan qualified under the Employee Retirement Income Security Act of 1974), or other entity.

                  (b) Notwithstanding Section 1(a) hereof, except for a Proceeding brought pursuant to Section 5(e) of this Agreement, the Corporation shall not indemnify the Indemnitee under this Agreement for any Liability incurred in a Proceeding initiated by the Indemnitee unless the Proceeding is authorized, either before or after commencement of the Proceeding, by the Board of Directors of the Corporation. An affirmative defense or counterclaim of an Indemnitee shall not be deemed to constitute a Proceeding initiated by the Indemnitee.

         2. Agreement to Serve and to Cooperate with the Corporation in any Proceeding. The Indemnitee shall serve or continue to serve for or on behalf of the Corporation in each Official Capacity held now or in the future for so long as the Indemnitee is duly elected or appointed or until such time as the Indemnitee tenders a resignation in writing [for outside Directors - or such service is otherwise terminated pursuant to the Corporation's Charter, By-Laws or the Maryland General Corporation Law]. [For officers - This Agreement shall not be deemed an employment contract between the Corporation or any of its subsidiaries and any Indemnitee who is an employee of the Corporation or any of its subsidiaries. The Indemnitee specifically acknowledges that the Indemnitee's employment with the Corporation or any of its subsidiaries, if any, is at will, and that the Indemnitee may be discharged at any time for any reason, with or without cause, except as may be otherwise provided in any written employment contract between the Indemnitee and the Corporation or any of its subsidiaries, or other applicable formal severance policies duly adopted by the board of directors of the Indemnitee's employer.] The Indemnitee also shall cooperate with the Corporation in connection with the investigation, prosecution or defense of any Proceeding for which indemnification or the advancement of expenses may be claimed hereunder. The foregoing notwithstanding, this Agreement shall continue in force after the Indemnitee has ceased to serve in any Official Capacity for or on behalf of the Corporation or any of its subsidiaries with respect to claims based on matters occurring before the Indemnitee ceased to serve in any Official Capacity.

                  3.       Exclusions.

                           (a)   The Corporation shall not be liable under this
Agreement to make any payment in connection with any Liability incurred by the
Indemnitee:


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                                    (1)   to the extent payment for such
Liability is made to or on behalf of the Indemnitee under an insurance policy;

                                    (2)   to the extent payment is made to or
on behalf of the Indemnitee for such Liability by the Corporation under its Charter, By-Laws, the Maryland General Corporation Law or otherwise than pursuant to this Agreement;

                                    (3)   to the extent such Liability is
determined in a final judgment pursuant to Section 5(e) hereof to be based upon or attributable to the Indemnitee receiving any improper personal benefit in money, property or services;

                                    (4)   for which, in the case of a criminal
proceeding,  the Indemnitee has been determined in a final judgment  pursuant to
Section 5(e) hereof to have had reasonable cause to believe the act or omission was unlawful;

                                    (5)   for which the conduct of the
Indemnitee has been determined in a final judgment pursuant to Section 5(e) hereof to constitute bad faith or active and deliberate dishonesty, in either such case material to the cause of action or claim at issue in the Proceeding; or

                                    (6)   to the extent such indemnification
has been determined in a final judgment pursuant to Section 5(e) hereof to be unlawful.

                           (b)   No act, omission, liability, knowledge, or
other fact of or relating to any other person, including any other person who is also an Indemnitee, shall be imputed to the Indemnitee for the purposes of determining the applicability of any exclusion set forth herein.

                           (c)   The termination of a proceeding by judgment,
order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee is not entitled to indemnification under this Agreement.

                  4. Advancement of Expenses. The Corporation shall pay any Liability in the nature of an expense (including attorneys' fees and expenses) incurred in good faith by the Indemnitee in advance of the final disposition of a Proceeding within twenty (20) days of receipt of a demand for payment by the Indemnitee, and the Indemnitee undertakes to repay any such amount if it shall ultimately be determined pursuant to Section 5(e) hereof that the Indemnitee is not entitled to be indemnified by the Corporation pursuant to this Agreement. The financial ability of the Indemnitee to repay an advance shall not be a prerequisite to the making of such advance.



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                  5.       Indemnification Procedure.

                           (a)   The Indemnitee shall notify promptly the
Secretary of the Corporation of the commencement of any Proceeding or the occurrence of any event which might give rise to a Liability under this Agreement, but the failure to so notify the Corporation shall not relieve the Corporation of any obligation which it may have to the Indemnitee under this Agreement or otherwise.

                           (b)   The Corporation shall be entitled, upon notice
to the Indemnitee, to assume the defense of any Proceeding with counsel reasonably satisfactory to the Indemnitee involved in such Proceeding or, if there be more than one Indemnitee involved in such Proceeding, to a majority of the Indemnitees involved in such Proceeding. The foregoing notwithstanding, the Indemnitee may elect to retain separate counsel to participate in the defense of such Proceeding and the fees and expenses of such separate counsel shall be borne by Indemnitee unless: (i) the engagement of separate counsel shall have been authorized by the orporation, or (ii) the Corporation shall not in fact have employed counsel reasonably satisfactory to such Indemnitee or to the majority of Indemnitees if more than one is involved, to assume the defense of such Proceeding.


                           (c)   The Corporation shall not be required to obtain
the consent of the Indemnitee to the settlement of any Proceeding which the Corporation has undertaken to defend if the Corporation assumes full and sole responsibility for such settlement and the settlement grants the Indemnitee a complete and unqualified release in respect of the potential Liability. The Corporation shall not be liable for any amount paid by an Indemnitee in settlement of any Proceeding unless the Corporation has consented to such settlement, which consent shall not be unreasonably withheld.

                           (d)   In the event that a claim for indemnification
against liabilities arising under the Securities Act of 1933 (the "Act") (other than the payment by the Corporation of expenses incurred or paid by a director, officer, or controlling person of the Corporation in the successful defense of any action, suit, or proceeding) is asserted by a director, officer, or controlling person in connection with securities being registered under the Act, the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of competent jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                           (e)    If a claim under Section 1 of this Agreement
is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty
(20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the Indemnitee shall also be entitled to be paid the expense of prosecuting such suit. Any

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suit by the  Indemnitee  under this Agreement must be brought in Maryland in the
Circuit Court of Baltimore City. The Indemnitee shall be presumed to be entitled to indemnification under this Agreement upon submission of a written claim, and thereafter the Corporation shall have the burden of proof to overcome the presumption that the Indemnitee is not so entitled. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances nor any actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the Indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the Indemnitee is not so entitled except to the extent required by law.

                           (f)   Upon a payment under this Agreement to the
Indemnitee with respect to any Liability, the Corporation shall be subrogated to the extent of such payment to all of the rights of the Indemnitee to recover against any person with respect to such Liability, and the Indemnitee shall execute all documents and instruments required and shall take such other actions as may be necessary to secure such rights, including the execution of such documents as may be necessary for the Corporation to bring suit to enforce such rights.

                  6. Non-Exclusivity. The rights granted to the Indemnitee pursuant to this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under statute, the provisions of any articles of incorporation, by-laws, or agreement, a vote of stockholders or directors, or otherwise, both as to action in an Official Capacity and in any other capacity.

                  7. Reliance on Provisions. The Indemnitee shall be deemed to be acting in any Official Capacity in reliance upon the rights of indemnification provided by this Agreement. Without limiting the generality of the foregoing, the Corporation and the Indemnitee acknowledge the existence of
Article VII of the Corporation's Charter and Article XII of the Corporation's By-Laws, and confirm that the Indemnitee is also acting in reliance thereon.

                  8. Severability and Reformation. Any provision of this Agreement which is determined to be invalid or unenforceable in any jurisdiction or under any circumstances shall be ineffective only to the extent of such invalidity or unenforceability and shall be deemed reformed to the extent necessary to conform to the applicable law of such jurisdiction and still give maximum effect to the intent of the parties hereto. Any such determination shall not invalidate or render unenforceable the remaining provisions hereof and shall not invalidate or render unenforceable such provision in any other jurisdiction or under any other circumstances.

                  9. Notices. Any notice, claim, request, or demand required or permitted hereunder shall be in writing and shall be deemed given if delivered personally or sent by facsimile or by registered or certified mail, first class, postage prepaid: (i) if to the Corporation, to Omega Worldwide, Inc., 905 West Eisenhower Circle, Suite 101, Ann Arbor, Michigan 48103, Attention: Secretary, or (ii) if to any Indemnitee, to the address of such Indemnitee listed



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on the signature page hereto, or to such other address as any party hereto shall have specified in a notice duly given in accordance with this Section 9.

                  10. Amendments; Binding Effect. No amendment, modification, termination, or cancellation of this Agreement shall be effective unless signed in writing by the Corporation and the Indemnitee. This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Indemnitee's heirs, executors, administrators, and personal representatives.

                  11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to the conflict of laws provisions thereof.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Agreement as of the day and year first set forth above.

                                          OMEGA WORLDWIDE, INC.


                                          By:__________________________________
                                          Name:________________________________
                                          Title:_______________________________

Attest:


______________________
Secretary


                                          Indemnitee



                                          _____________________________________
                                          Name:

                                          Address:

                                          _____________________________________

                                          _____________________________________






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